UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 30, 2020

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 5.02    Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers;
Compensatory Arrangements of Certain Officers.

At the Annual Meeting of shareholders held on January 30, 2020, the shareholders of SIFCO Industries, Inc. (the “Company”), approved an amendment (the “Amendment”) to the SIFCO Industries, Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of November 16, 2016) (the “Amended and Restated LTIP”).

The Amendment increased the number of shares available for award under the Amended and Restated LTIP by 550,000 shares for a total of 1,196,401 shares.

The Amendment and the Amended and Restated LTIP is described in the Company’s proxy statement in connection with the 2020 Annual Meeting. The summary of the Amendment above does not purport to be complete and is qualified in its entirety by reference to the Amendment listed as Exhibit 10.1 hereto and filed with the Securities and Exchange Commission as Exhibit A to the Company’s Definitive Proxy Statement dated December 16, 2019 and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On January 30, 2020, the Company held its Annual Meeting of Shareholders. The following matters set forth in our definitive proxy statement on Schedule 14A dated December 16, 2019 and filed with the Securities and Exchange Commission were voted on at our Annual Meeting of Shareholders and the results of such voting are indicated below.

1.
The seven nominees listed below were elected as directors of the Company, each to serve on the Board of Directors until the Company’s Annual Meeting in 2021, with the respective votes set forth opposite their names:

Directors	For	Withhold	Broker Non-Votes
Jeffrey P. Gotschall	4,026,059	298,411	798,051
Peter W. Knapper	4,016,513	307,957	798,051
Donald C. Molten Jr.	3,703,401	621,069	798,051
Alayne L. Reitman	3,717,983	606,487	798,051
Mark J. Silk	3,723,005	601,465	798,051
Hudson D. Smith	4,053,695	270,775	798,051
Norman E. Wells, Jr.	3,707,341	617,129	798,051

2.	Ratify the designation of Grant Thornton LLP as the independent registered public accounting firm for the year ending September 30, 2020. Voting results are as follows:

For	5,049,608
Against	47,263
Abstain	25,650

3.	To cast a non-binding advisory vote on executive compensation (say-on-pay). Voting results on this proposal were as follows:

For	3,991,195
Against	291,852
Abstain	41,423
Broker Non-Votes	798,051

4.	To cast a vote on the frequency for holding the non-binding vote on say-on-pay (every year, every two years or every three years). Voting results on this proposal were as follows:

For One Year	620,651
For Two Years	1,314,138
For Three Years	2,329,879
Abstain	59,802
Broker Non-Votes	798,051

On January 30, 2020, after taking into consideration the shareholder vote cast on the frequency for holding the non-binding vote on say-on-pay and other factors, the Company’s Board of Directors determined that the Company will conduct advisory votes to approve the compensation of the Company’s executive officers every three years. Accordingly, the Company will include an advisory vote on executive compensation in its proxy materials every three years until the next shareholder vote on the frequency of such votes is held which will be no later than the Company’s 2026 Annual Meeting of the Shareholders.

5.	To cast a vote adopting an amendment to the SIFCO Industries, Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of November 16, 2016). Voting results on this proposal were as follows:

For	3,480,779
Against	652,999
Abstain	190,692
Broker Non-Votes	798,051

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

10.1 SIFCO Industries, Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of November 16, 2016) is incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement dated December 16, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: February 4, 2020
/s/ Thomas R. Kubera
Thomas R. Kubera
Chief Financial Officer
(Principal Financial Officer)